Exhibit 99.1 J.P. Morgan Healthcare Conference January 2024

Important Disclosures This presentation contains forward-looking statements about Neumora Therapeutics, Inc. (the “Company,” “we,” “us,” or “our”) within the meaning of the federal securities laws, including statements related to: Neumora’s intention to redefine neuroscience drug development by bringing forward the next generation of novel therapies that offer improved treatment outcomes and quality of life for patients suffering from brain diseases; the timing, progress and plans for its therapeutic development programs, including the timing of initiation and data read outs for its programs and studies, as well as its clinical trial and development plans; timing and expectations related to regulatory filings and interactions; expectations and projections regarding future operating results and financial performance, including the sufficiency of its cash resources and expectation of the timing of its cash runway; its ability to create significant value and; other statements identified by words such as “could,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” “would,” or similar expressions and the negatives of those terms. Other than statements of historical facts, all statements contained in this presentation are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties that could cause the actual results to be materially different from the information expressed or implied by these forward-looking statements, including, among others: the risks related to the inherent uncertainty of clinical drug development and unpredictability and lengthy process for obtaining regulatory approvals; risks related to the timely initiation and enrollment in our clinical trials; risks related to our reliance on third parties, including CROs; risks related to serious or undesirable side effects of our therapeutic candidates; risks related to our ability to utilize and protect our intellectual property rights; and other matters that could affect sufficiency of capital resources to fund operations. For a detailed discussion of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Neumora’s business in general, please refer to the risk factors identified in the Company’s filings with the Securities and Exchange Commission (SEC), including but not limited to its Registration Statement on Form S-1, as amended (File No. 333-274229), filed with the SEC on September 11, 2023, and related Prospectus dated September 14, 2023 filed under 424(b)(4) of the Securities Act of 1933, as amended. Forward-looking statements speak only as of the date hereof, and, except as required by law, Neumora undertakes no obligation to update or revise these forward-looking statements. 2

Our Mission We are focused on redefining neuroscience drug development by bringing forward the next generation of novel therapies that offer improved treatment outcomes and quality of life for patients suffering from brain diseases 3 3

We Have Built A Leading Neuroscience Company

2019 – 2022
Built at Scale

- $650M in private capital raised, including $100M+ each from ARCH and Amgen
- Assembled pipeline of 7 novel CNS programs supported by long-dated composition of matter patents, into 2041+
- Led by experienced company builders and leading neuroscience drug developers
- Built precision toolbox to increase probability of success in difficult-to -treat patient populations

2023
Focused Execution

- **Navacaprant (KORA):** Announced robust Phase 2 data and initiated Phase 3 pivotal program
- **NMRA-266 (M4 PAM):** Initiated Phase 1 study in healthy volunteers
- **NMRA-511 (V1aR antagonist):** Initiated Phase 1 SAD/MAD study
- Completed IPO providing cash runway into 2026

2024 – 2025
Value-Creating Catalysts

- **Navacaprant:**
  - KOASTAL-1 topline data in MDD (2H24)
  - KOASTAL-2, KOASTAL-3 topline data in MDD (1H25)
  - Phase 2 data in BPD (2025)
- **NMRA-266:**
  - Phase 1 data in healthy volunteers (mid-2024)
  - Phase 1b data in schizophrenia (2025)
- **NMRA-511:**
  - Phase 1b data in Alzheimer's agitation (2025)

4

Tackling One of the Largest Population Health Markets with Potential for Significant Patient Impact Starting in 2026 Neumora has potential to address up to ~40M+ patients starting in 2026 with a robust IP runway into 2041+ 1 Biggest Health Disorders Facing U.S. Patients Impacted (M) ~40M+ Patient Opportunity 0 20 40 60 80 100 120 140 Diabetes, Obesity & NMRA-511 NMRA-511 Metabolic Disease Alzheimer’s Alzheimer’s Agitation Agitation Heart Disease & Stroke NMRA-266 NMRA-266 Neuropsychiatry & Schizophrenia Schizophrenia Neurodegenerative Disease* Neumora is focused on Infectious Disease Navacaprant Navacaprant one of the largest BPD BPD population health markets 21M facing the US Traumatic Brain Patient Opportunity Injury Navacaprant Navacaprant Cancer MDD MDD Neumora Focus Area Other Population Health Issue 2030 2026 1 National Institutes of Health. Our Biggest Health Challenges. Accessed December 2023. Note: Figure not intended as launch guidance or order. BPD = Bipolar Depression; MDD = major depressive disorder. *Includes: MDD, BPD, Schizophrenia, Generalized Anxiety Disorder, Post Traumatic Stress Disorder, Substance Use Disorder, Alzheimer's Disease, Parkinson's Disease, Attention-Deficit Hyperactivity Disorder 5 Potential Marketed Products & Total US Opportunity

Advancing a Leading Neuroscience Pipeline

- **Broad pipeline** addressing some of the most prevalent brain health disorders
- Targeting novel mechanisms across a **broad range** of neuropsychiatric and neurodegenerative indications
- **Scaling** pipeline through internal discovery efforts and business development activities
- **Strong IP** with **worldwide rights** to all programs into the 2040s

PROGRAM *Target/Mechanism*	**INDICATION** *U.S. Prevalence*	Preclinical	Phase 1	Phase 2	Phase 3
Neuropsychiatry Programs					
Navacaprant (NMRA-140) *KOR Antagonist*	**Major Depressive Disorder** *21M*				
	Bipolar Depression *7M*				
NMRA-266 *M4 Modulator*	**Schizophrenia** *3M*				
NMRA-511 *V1aR Antagonist*	**Agitation in Alzheimer's Disease** *6M*				
NMRA-NMDA *NMDA Modulator*	**Schizophrenia** *3M*				
Neurodegeneration Programs					
NMRA-CK1δ *CK1δ Inhibitor*	**ALS/Alzheimer's Disease** *25K/6M*				
NMRA-NLRP3 *NLRP3 Inhibitor*	**Parkinson's Disease** *1M*				
NMRA-GCASE *GCase Activator*	**Parkinson's Disease** *1M*				

ALS = Amyotrophic lateral sclerosis; CK1 δ = Casein Kinase I Isoform delta; GCase = Glucocerebrosidase; IP = Intellectual Property; KOR = kappa opioid receptor; M4R = Muscarinic Acetylcholine Receptor M4; NLRP3 = Nucleotide-binding Domain, Leucine-rich–containing Family, Pyrin Domain–containing-3; NMDA = N-methyl-D-aspartate; V1aR = Vasopressin 1a Receptor.
*All dates are approximate / estimates / projections only

6

Clinical Stage Neuropsychiatry Portfolio Pursuing Large Markets with Clinically Validated Targets

Differentiated programs with broad potential

	Navacaprant	NMRA-266	NMRA-511
Mechanism	Kappa Opioid Receptor Antagonist	M4 Receptor Positive Allosteric Modulator	V1a Receptor Antagonist
Stage	Phase 3	Phase 1	Phase 1b
Best-in-Class Pharmacology	✓	✓	✓
First-in-Class Mechanism	✓		✓
Market Opportunity	75M+ patients	25M+ patients	20M+ patients
IP Protection	Composition of Matter into 2041+	Composition of Matter into 2042+	Composition of Matter into 2043+
Clinical Validation	✓	✓	
Market Participants	Johnson&Johnson, cerevel	KARUNA, cerevel	Roche
Multi-Billion Sales Potential	✓	✓	✓

7

Advancing an Exciting Set of Preclinical Programs Strong biological rationale NMRA-CK1δ NMRA-NLRP3 NMRA-GCase NMRA-NMDA NMDA Positive Allosteric Mechanism CK1δ Inhibitor NLRP3 Inhibitor GCase Activator Modulator Potential Indications ALS, Alzheimer’s Disease Parkinson’s Disease Parkinson’s Disease Schizophrenia Origin Internally Developed Internally Developed 8

Navacaprant is the Best-in-Class Kappa Opioid Receptor Antagonist with a Differentiated Clinical Profile

Navacaprant Profile

- Selective KOR antagonist with >300-fold selectivity for KOR over MOR and 90% receptor occupancy coverage[1,2]
- Clinical validation for KOR agonists from 3 independent sponsors
- Oral, once-daily 80 mg dose with no titration required
- Exclusivity through 2041, based on composition of matter protection
- Robust Phase 2 data in MDD show efficacy in core symptoms including anhedonia, well-tolerated safety profile
- Strong rationale in BPD

Expected Upcoming Program Milestones

2024

- Topline data from KOASTAL-1 study (2H24)
- Initiate Phase 2 clinical study in bipolar depression (1H24)

2025

- Topline data readout from KOASTAL-2 and KOASTAL-3 studies (1H25)
- NDA submission in MDD monotherapy (2025)
- Topline data readout from Phase 2 in BPD (2025)

[1]Morrison FG, et al. Poster SoBP. 2023. [2]Wallace TL, et al. Poster ACNP 2019.
KOR = kappa opioid receptor; MOR = mu opioid receptor; BPD = Bipolar Depression; HAMD-17 = Hamilton Rating Scale for Depression; MDD = major depressive disorder; SHAPS = Snaith-Hamilton Pleasure Scale.

9

Navacaprant Pharmacology Differentiated from Other Kappa Opioid Receptor Antagonists in Clinical Development

	Navacaprant[1,2]	Aticaprant[3,4]	CVL-354[5,6]
Binding Selectivity (Ki nM)	~310x selectivity for KOR over MOR	~30x selectivity for KOR over MOR	31x selectivity for KOR over MOR
KOR Receptor Occupancy at Therapeutic Dose	95-87% receptor target coverage for ~24 hours	94-73% receptor target coverage for ~24 hours	Estimated 85% at 175 µg/kg in NHP*
Human $t_{1/2}$	>30 hours	30 – 40 hours	Under investigation

*175 µg/kg was the highest dose used to estimate Kappa receptor occupancy in nonhuman primates (NHP)[6]; CVL-354 starting dose of 25 mg for KOR R/O and 150 mg for MOR R/O are being investigated in their phase 1 PET study in healthy volunteers estimated completion JUN2024 (www.clinicaltrials.gov accessed 6MAR23)

DOR, delta opioid receptor; IC_{50}, half maximal inhibitory concentration; Ki, inhibitor constant; KOR, kappa opioid receptor; MOA, mechanism of action; MOR, mu opioid receptor.

1. Guerrero M, et al. *J Med Chem.* 2019;62(4):1761-1780. 2. Neumora. Data on File. 3. Rorick-Kehn LM, et al. *Neuropharmacology.* 2014;77:131-144. 4. Lowe SL, et al. *J Clin Pharmacol.* 2014;54(9):968-978.
5. Missig G. CVL-354, a Novel, Brain Penetrant and Selective Kappa Opioid Receptor Antagonist. Poster presented at: American College of Neuropsychopharmacology, October 13-15, 2022; Tampa, FL.
6. Duvvuri S. Evaluation of Kappa and Mu Opioid Receptor Occupancy by CVL-354 Using PET in Nonhuman Primates. Poster presented at: American College of Neuropsychopharmacology, October 13-15, 2022; Tampa, FL. ANCP poster.

10

First Program to Demonstrate Efficacy in Symptoms of Depression and Anhedonia

Robust Phase 2 Data

- Study included 40 sites in the U.S.
- 204 patients enrolled in the study, 100 patients included in pre-specified moderate-to-severe population
- Statistically significant results seen on both depression and anhedonia in moderate-to-severe patients with MDD
- Efficacy demonstrated across additional outcome measures in the moderate-to-severe MDD population, including HAMD-17 response and remission rates, HAMD-6 and CGI-S
- Navacaprant was well tolerated and was not associated with weight gain or sexual dysfunction
- No evidence of suicidal behavior was identified as assessed the Columbia Suicide Severity Rating Scale



HAMD-17
Week 0
Week 4
Week 8
Change From Baseline HAMD-17, LS Mean (SE)
0
-2
-4
-6
-8
-10
-12
-5.5
-7.1
-8.5
-9.9
Improvement
ΔLSM = -3.0
P = 0.015
ΔLSM = -2.8
P = 0.037
SHAPS
Week 0
Week 4
Week 8
Change From Baseline SHAPS, LS Mean (SE)
0
-2
-4
-6
-8
-10
-12
-4.0
-4.4
-6.4
-9.2
Improvement
ΔLSM = -2.4
P = 0.071
ΔLSM = -4.8
P = 0.0006
Navacaprant
Placebo

Safety profile with significant advantages over existing treatment options

TEAEs Incidence (≥2% in either treatment group)

	Placebo n=102	Navacaprant n=102
Preferred Terms	**n (%)**	**n (%)**
Headache	5 (4.9)	5 (4.9)
COVID-19	3 (2.9)	4 (3.9)
Nausea	1 (1.0)	5 (4.9)
Diarrhea	3 (2.9)	2 (2.0)
Upper respiratory tract infection	1 (1.0)	3 (2.9)

Overall discontinuation rates were higher on placebo compared to navacaprant (29% navacaprant and 37% placebo)

Note: Graphs depict prespecified statistical sensitivity analysis for moderate-to-severe patients (n=100; baseline HAMD-17 ≥ 22).
HAMD-17 = 17-Item Hamilton Rating Scale for Depression; MDD = Major Depressive Disorder; SHAPS= Snaith-Hamilton Pleasure Scale; HAMD-17 response = a reduction of ≥50% on HAMD-17 score; HAMD-17 remission = HAMD-17 score ≤7 ; CGI-S = Clinical Global Impression Scale-Severity.

11

Near-term Clinical Development Plan Focused on MDD with Opportunity for Further Expansion Navacaprant Clinical Development Programs Major Depressive Disorder Additional Bipolar Depression Neuropsych Opportunities Substance KOASTAL-LT Phase 2 Three replicate, placebo-controlled, double-blind RCTs evaluating Use Disorder efficacy and safety of navacaprant in patients with MDD. Approach Open-label extension Placebo-controlled RCT provides increased probability of success across program. trial evaluating long-term evaluating efficacy and Schizophrenia safety of navacaprant safety of navacaprant in in patients with MDD patients with BPD ADHD KOASTAL-2 KOASTAL-1 KOASTAL-3 Generalized Conducted in U.S. Conducted in U.S., Conducted in U.S. and Designed to enable Patients from Canada and Latin America Europe Anxiety quick decision-making KOASTAL-1C Disorder on advancing in BPD Topline data Topline data Topline data Post-Traumatic expected in 2H24 expected in 1H25 expected in 1H25 Long-term data enables Planned 1H24 Stress Disorder NDA submission in 2025 Initiation MDD = Major Depressive Disorder; RCT = Randomized Controlled Trial; BPD = Bipolar Depression 12

KOASTAL Pivotal Study Design Well Suited for Navacaprant Pharmacology

KOASTAL Pivotal Efficacy Studies

KOASTAL

Robust placebo minimization strategies include stringent site selection, substantial internal medical monitoring, use of central raters and placebo-control reminder scripts



R 1:1
Navacaprant 80 mg QD
Placebo QD
Randomized, double-blind treatment
Opportunity to enroll in KOASTAL-LT
Baseline
WK 1
WK 2
WK 4
WK 6
Key Efficacy Assessments

KOASTAL-1, KOASTAL-2, KOASTAL-3 Summary			
Inclusion Criteria:	• Adults ages 18 – 65 diagnosed with MDD • MADRS ≥ 25 at baseline	Other Secondary Endpoints Include:	• Δ from baseline to each timepoint in CGI-S and CGI-I • Δ from baseline to each timepoint in PHQ-9 • Δ from baseline to each timepoint in HAM-A • Δ from baseline to each timepoint in SDS
Primary Endpoint:	• Δ from baseline to Week 6 in MADRS total score		
Key Secondary Endpoint:	• Δ from baseline to Week 6 in SHAPS total score	Key Exploratory Endpoints*:	• Δ from baseline to each timepoint in the EQ-5D 5L • Δ from baseline to each timepoint in the WPAI-GH

*Safety Assessments include Change in Sexual Functioning Questionnaire (CSFQ-14)
Δ = Change; CGI-I = Clinical Global Impression-Improvement scale; CGI-S = Clinical Global Impression-Severity scale; EQ-5D 5L = EuroQol-5D 5L; HAM-A = Hamilton Anxiety Rating Scale; MADRS = Montgomery-Åsberg Depression Rating Scale; MDD = Major Depressive Disorder; PHQ-9 = Patient Health Questionnaire-9; QD = once daily; SDS = Sheehan Disability Scale; SHAPS = Snaith-Hamilton Pleasure Scale; wk = week; WPAI-GH = Work Productivity and Activity Impairment Questionnaire – General Health.

13

Navacaprant Would Enter Large MDD Market with a Highly Differentiated Profile

Growth in addressable MDD market expected in-line with population growth; majority of patients treated with monotherapy, ranging from 60-85% across lines of therapy[1]

U.S. MDD diagnosed, pharmacologically treated prevalent population (2018-41F)
Millions of people



16
14
12
10
8
6
4
2
0
IQVIA claims data suggests higher patient volume of 75% of patients using a pharmacologic treatment
2018
2019
2020
2021
2025F
2029F
2031F
2035F
2039F
2041F
IQVIA
DataMonitor

Prescribers prefer navacaprant compared to approved agents due to novel mechanism, superior dosing and side effect profile*

Provider preference

	Approved Agents	Navacaprant Profile	Rationale
Novel Mechanism	Low	High	KOLs find the **ability to target multiple neurological circuits** as a key strength of the KORA mechanism
Dosing	Low	High	**Once-daily dosing of navacaprant** provides a competitive advantage
Tolerability Profile	Low	High	**Selectivity profile of navacaprant** will enable optimal receptor occupancy
Efficacy	Medium	High	Navacaprant treats **core symptoms of depression**, **anhedonia and anxiety**

Degree of preference: High Medium Low

[1]Kern et al. Treatment patterns and sequences of pharmacotherapy for patients diagnosed with depression in the United States: 2014 through 2019. BMC Psychiatry. (2020) 20:4.
U.S. Census Population Projections; DRG; Datamonitor; National Survey of Drug Use and Health 2018, 2019, 2020, 2021; Torre et al. (2021); L.E.K. research and analysis; IQVIA
*Independent market research, interviews, and analysis using anticipated navacaprant profile based on Phase 2 data conducted by L.E.K. Consulting, March 2023.

14

NMRA-266 is a Potentially Differentiated M4 Receptor PAM for Schizophrenia 2 3 NMRA-266 Emraclidine Pharmacology Designed as a highly selective M4 muscarinic M EC (cAMP) 32 nM 12 nM 4 50 receptor PAM for antipsychotic-like efficacy with the potential for improved safety profile Human t Pending Phase 1 Study 9-12 h 1/2 Indication Schizophrenia [1] Brain: Plasma ratio 1:1 1:1 Epidemiology Selectivity at other M > 10 µM, M 6.8 µM M > 10 µM, M 5.8 µM Estimated 3 million patients in 1,3,5 2 1,3,5 2 M subtypes (EC ) 50 1 the U.S. with schizophrenia Bioavailability 67% (predicted) Unknown Drug Profile Oral, once-daily Expected Upcoming Program Milestones Strong IP Protection Expect exclusivity through 2042+, based on composition of matter protection and 2024 2025 • Phase 1 healthy volunteer data readout (mid-2024) • Topline data readout from Phase 1b study in estimated patent term extension • Initiate Phase 1b study in schizophrenia (2H24) schizophrenia (2025) 1 2 3 Wander, C. Am J Manag Care. 2020;26:S62-S68. NMRA data on file; CERE Company data. Note: Data on this slide is presented for illustrative purposes only and the data for emraclidine were not derived from Neumora clinical trials or preclinical studies. PAM = positive allosteric modulator 15

NMRA-511 is a Best-in-Class V1aR Antagonist with Broad Potential Across Neuropsychiatric Disorders

Pharmacology

- Antagonist of vasopressin 1a receptor (V1aR), with high selectivity over V1b, V2 (greater than 3,000-fold) and oxytocin receptors (approximately 300-fold)
- Vasopressin plays a role in the regulation of aggression, affiliation, stress and anxiety response

Indication

Agitation in Alzheimer's disease

Drug Profile

Oral, once-daily

Strong IP Protection

Expect exclusivity through 2042+, based on composition of matter protection and estimated PTE

Differentiation

Areas for differentiation from balovaptan include structural diversity, target potency and potential target engagement (modelled)

	NMRA-511[1]
Potency (functional IC50)	0.9 nM
Relative Selectivity	High selectivity over V1b, V2 (greater than 3,000-fold) and oxytocin receptors (approximately 300-fold)
Projected human RO	>90% for 10 mg dose >95% for 20 mg dose
Human $t_{1/2}$	~12 hours

Expected Upcoming Program Milestones

2024

- Initiate study in Alzheimer's disease agitation (1H24)

2025

- Topline data readout in Alzheimer's disease agitation (2025)

[1]NMRA Data on File.. PTE = patent term extension.

16

2024 and 2025 Are Catalyst Rich Years for Neumora

Built at Scale

Raised >$850M to date from leading investors with a team of expert company builders and neuroscience drug developers

Leading Pipeline

Advancing seven NCE therapeutic candidates with novel MOAs in areas of significant unmet need

Innovative Approach

Maximizing the value of our programs to potentially increase the odds of clinical success and expand indications

2024

Navacaprant
- Topline data readout from KOASTAL-1 study in MDD (2H24)
- Initiate Phase 2 clinical study in BPD (1H24)

NMRA-266
- Phase 1 healthy volunteer data readout (mid-2024)
- Initiate Phase 1b study in schizophrenia (2H24)

NMRA-511
- Initiate study in Alzheimer's disease agitation (1H24)

2025

Navacaprant
- Data readout from KOASTAL-2 and KOASTAL-3 studies in MDD (1H25)
- NDA submission in MDD (2025)
- Topline data readout from Phase 2 in BPD (2025)

NMRA-266
- Topline data readout from Phase 1b study in schizophrenia (2025)

NMRA-511
- Topline data readout in Alzheimer's disease agitation (2025)

MDD = Major Depressive Disorder; BPD = bipolar depression.

17

Building a leading neuroscience company Opportunity to reach 100M+ patients with novel, best-in- class pharmacology Two clinically de-risked programs advancing rapidly Strong pre-clinical pipeline enabling steady IND flow Novel chemistry enabled composition of matter patents for each program into 2041+ Leveraging precision toolbox to increase probability of success in difficult to treat patient populations Cash runway into 2026 to enable progress across multiple programs with potential high-value catalysts Led by experienced management team 18

Appendix 19

Led by Experienced Company Builders and Leading Neuroscience Drug Developers Leadership Board of Directors Paul L. Berns Henry Gosebruch Carol Suh Paul L. Berns Co-Founder and Executive Chairman Chief Executive Officer Chief Operating Officer and Co-Founder Co-Founder, Executive Chair Henry Gosebruch President & Chief Executive Officer Rob Lenz, MD, Ph.D. Kristina Burrow Joshua Pinto, Ph.D. Bill Aurora, Pharm.D. Head of Research & Development Managing Director, ARCH Venture Chief Financial Officer Chief Strategy Officer Partners Matthew K. Fust Biotechnology Advisor Alaa Halawa Nick Brandon, Ph.D. Mary Chamberlain-Tharp, Ph.D. Michael Gold, MD Executive Director, Mubadala Capital Chief Medical Officer Chief Scientific Officer Chief Business Officer Maykin Ho, Ph.D. Retired Partner, Goldman Sachs David Piacquad Raj Manchanda, Ph.D. Biotechnology Advisor Jason Duncan Lori Houle Chief Technical Operations Officer Chief Legal Officer Chief Quality Officer Amy Sullivan SVP, Human Resources 20

Navacaprant: Demonstrated Efficacy Across Broad Range of Treatment Outcome Measures in Moderate-to-Severe Population Week 4 Difference Week 8 Difference (p-value) (p-value) Depressive Symptom Improvement -3.0 -2.8 HAMD-17 Total Score Change from Baseline (0.015) (0.037) 21.4% 25.9% HAMD-17 Response Rate % ≥50% Reduction in HAMD-17 from Baseline (0.010) (0.007) Remission 14.9% 20.3% HAMD-17 Score ≤7 (0.014) (0.005) -2.4 -1.9 HAMD-6 Score (Core Symptoms) Change from Baseline in HAMD-6 (<0.001) (0.013) CGI-I 12.4% 19.0% % of Patients with Very Much / Much Improvement (0.178) (0.056) -0.5 CGI-S NA Change from Baseline (0.041) Anhedonia Symptom Improvement SHAPS Total Score -2.4 -4.8 Change from Baseline (0.071) (<0.001) Anxiety Symptom Improvement HAM-A Total Score -2.4 -1.6 Change from Baseline (0.035) (0.197) Functional Improvement SDS Total Score -2.5 -4.0 Change from Baseline (0.146) (0.013) Note: Prespecified statistical sensitivity analysis for moderate-to-severe patients (HAMD-17 > 22) 21

Navacaprant: MDD Market in U.S. Provides Potential Large Blockbuster Opportunity for Differentiated Product with Novel Mechanism of Action

MDD Market Represents Large Patient Opportunity

21M Patients Diagnosed in U.S.

50% not on therapy

11M Patients Pharmacologically Treated

Line	Share	Patients
1st line	47%	5.2M patients
2nd line	26%	2.8M patients
3rd line	16%	1.8M patients
4th line	11%	1.2M patients

Navacaprant adjustments: Adoption, Competition, Market Access, Compliance

3-5% Net Penetration (330-550K patients treated)

Upside drivers

- Safer agent drives treatment seeking
- Patients fast fail 1st line
- Safer agent drives compliance
- Inflation adjusted pricing

Neuropsychology Pricing Catalogues

	WAC (per month)	GTN discount
Rexulti	$1,419	~36%
Vraylar	$1,378	~32%
Nuplazid	$4,565	~20%
Auvelity	$1,080	~50%

"…is a combo of two products that exist; I would expect a pretty steep discount, for example 50-60% is going to be what it takes … [navacaprant] is a lower discount since it is a unique MOA …"

Executive, Magellan

"… 15-25% or up to 30% are reasonable discounts [for navacaprant] a few years after launch, given it's a new MoA as an antidepressant, that's a big benefit …"

Pharmacy Director, Anthem BCBS OH

22

Strong Rationale for Efficacy in Bipolar Depression Navacaprant in Bipolar Depression (BPD): • Evidence from the navacaprant Phase 2 and NIMH’s FASTMAS demonstrate utility of KOR pharmacology for depression and 1 anhedonia • Anhedonia is a highly prevalent and clinically relevant symptom in BPD • A growing body of research supports the pathophysiologic 2 underpinnings of anhedonia in BPD • Given that navacaprant studies have demonstrated meaningful improvements in anhedonia symptoms in patients with MDD, it may also be effective in treating anhedonia related to BPD • The primary endpoint for evaluating efficacy in BPD is MADRS • Currently approved therapies (e.g., atypical antipsychotics) have significant limitations 1 2 Krystal, AD., et al. 2020. Whitton AE., et al. 2023.

Schizophrenia Market Supports Multiple Treatment Options Historically the schizophrenia market has supported multiple branded products with similar MOAs, with new entrants driving higher overall market sales volume Sales of Branded 5-HT2 to D2 Receptor Antagonists (1995 – 2013) 12,000 Product Launch Year Peak Sales Risperdal 1994 > $4.2 10,000 Zyprexa 1996 > $5.0 Seroquel 1997 > $5.8 Abilify 2002 ~ $4.6 8,000 6,000 4,000 2,000 0 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Zyprexa Risperdal Seroquel Abilify Sources: EvaluatePharma, L.E.K. interviews, research, and analysis; GK associates “The order of entry effect in prescription (Rx) and over the counter (OTC) pharmaceutical drugs”, International Journal of Pharmaceutical and Healthcare, Marketing Vol. 2 No. 1, 2008 pp. 35 46. MOA = Mechanism of Action. 24 Sales ($M)

NMRA-511 Reduces Threat Behaviors in Marmosets and Alters EEG Power Spectra Similarly in Marmosets and Humans

In a human threat test (HTT) study completed in marmosets, NMRA-511 demonstrated activity in brain circuits that regulate mood and anxiety. An additional EEG study demonstrated that the pharmacodynamic effects of NMRA-511 translated to humans.

NMRA-511 (10 and 30 mg/kg) and chlordiazepoxide (CDP, 2mg/kg, SC) significantly reduced anxiety-related behaviors in marmosets (n=8) as measured by a decrease in the number of threat-elicited postures observed in the HTT without affecting locomotor activity or causing sedation



Postures (#)
20
15
10
5
0
**
** **
V
CDP
'511 0.1
'511 1.0
'511 10
'511 30
(mg/kg, po)



Jumps (#)
40
30
20
10
0
V
CDP
'511 0.1
'511 1.0
'511 10
'511 30
(mg/kg, po)

Analysis of qEEG collected in the frontal region following dosing of NMRA-511 to marmosets (10 mg/kg; n=6) and healthy human subjects (15 mg; placebo n=11; NMRA-511 n=6) increased relative power in the theta and alpha bands under physiological/resting state (eyes open) conditions



Marmoset
Change from Baseline (µV²)
5
4
3
2
1
0
-1
*
*
theta
alpha
Vehicle
NMRA-511
Vehicle
NMRA-511

* $p < 0.05$ vs vehicle mean +/- SD



Human
Change from Baseline (µV²)
0.3
0.2
0.1
0.0
-0.1
-0.2
*
theta
alpha
Placebo
NMRA-511
Placebo
NMRA-511

* $p < 0.1$ vs placebo mean +/- SD

Wallace TL. et al, NMRA-511, a novel vasopressin 1a (V1a) receptor antagonist reduces threat behaviors in marmosets and alters EEG power spectra similarly in marmosets and humans. Presented at the American College of Neuropsychopharmacology 2022 Annual Congress.

25

Advancing Four Novel Pre-Clinical Programs, Each with A Strong Biological Rationale

NMRA-CK1δ
Focused on inhibiting the protein casein kinase-1δ (CK1δ) to reduce levels of the pathological form of TDP-43 and slow disease progression in ALS

CK1δ phosphorylates TDP-43, a key driver of TDP-43-driven pathology in ALS


ALS PATHOLOGY
Motor neuron
TDP-43 aggregation can promote neurodegeneration
NMRA-CK1δ
Inhibits CK1δ to reduce levels of pathological TDP-43
Toxic TDP-43 aggregates
Cytoplasm
Nucleus
CK1δ
ATP
Phosphorylation
TDP-43
Endogenous pathways
Enhanced in disease
Drug impact

NMRA-NMDA
NMDA receptor hypofunction is a leading hypothesis for the cause of schizophrenia.

NMDA PAMs can selectively enhance physiological NMDAR function and decrease network hypersynchrony observed in SCZ


Pre-synaptic neuron
Principal neuron
Glutamate
NMRA-NMDA PAM
Positive allosteric modulator of NMDAR
Hypofunctional NMDAR
Synaptic cleft
Post-synaptic neuron
In SZ, hypofunctional NMDARs cause excitatory/inhibitory imbalance
NMDA receptor-dependent signaling
Endogenous pathways
Obstructed in disease
Drug impact
SZ PATHOLOGY
GABA
Understimulated GABA pathways
Dopamine receptor
Dopamine
Overstimulated dopamine pathways

NMRA-NLRP3
Focused on inhibiting the NLRP3 inflammasome to modulate the immune response in neurodegeneration

NLRP3 inflammasome is activated in microglia in response to disease linked proteins such as α-synuclein, leading to proinflammatory signaling


NMRA-NLRP3
PD PATHOLOGY
Neurodegeneration
Pro-inflammatory cytokine release (e.g., IL-1β)
ECM
Microglia
Inhibits NLRP3
Toxic α-synuclein aggregates
NLRP3
IL-1β
Dysfunctional mitochondria
mitoROS
Pro IL-1β
Cleavage
NLRP3 inflammasome complex formation
Endogenous pathways
Enhanced in disease
Drug impact

NMRA-GCASE
Focused on elevating activity of the GCase enzyme, which is encoded by the GBA1 gene, and may help to degrade toxic a-synuclein aggregates

GCase deficiencies lead to lysosomal dysfunction and the accumulation of alpha-synuclein, a hallmark of PD


PD PATHOLOGY
Dopaminergic neuron
ECM
Cytoplasm
NMRA-GCase
Elevates GCase activity
Dysfunctional lysosome
GCase
Toxic α-synuclein aggregates
Increased lysosome function
α-synuclein degradation
In PD, mutant Gcase results in accumulation of α-synuclein
Lewy bodies
Endogenous pathways
Obstructed in disease
Enhanced in disease
Drug impact

PAM = positive allosteric modulator; SCZ = schizophrenia; ALS = Amyotrophic lateral sclerosis; CK1 δ = Casein Kinase

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Neumora’s Precision Medicine Approach Can Be Leveraged to Maximize the Value of Our Programs Challenge: Match Right Neumora’s Maximize Value: Improve Drug to the Right Patient Precision Toolbox Probability of Success & Proprietary analytical capabilities with Expand Indications one petabyte of data onboarded • How do we gain further • Gain confidence in target and/or Molecular, Translational, confidence in a selected target? indication and Clinical Tools • How do we identify indications for • Characterize more homogeneous, (e.g., genomics, proteomics, EEG, a given target? targeted patient populations Imaging, Digital, Clinical measures) • How do we identify likely • Inform inclusion / exclusion criteria responders / treatment non- Multimodal Methods • Increase indication expansion responders? (e.g., AI/ML, analytic capabilities) opportunities • Identify placebo responders Longitudinal, Multi-modal patient • Identify biomarkers datasets (includes multiple disorders) Exclusive partnership with deCODE Genetics (through Amgen relationship) Neumora’s precision toolbox provides a key competitive advantage in our development approach 27

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